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                                                            Exhibit 10.(i)(L)(3)


                        March 27, 1997



THE BANK OF NOVA SCOTIA, as Administrative Agent
600 Peachtree Street NE, Suite 2700
Atlanta, Georgia  30308

THE BANK OF NEW YORK, as Documentation Agent
One Wall Street
New York, New York  10286

     Re:  Signature Financial/Marketing, Inc.
          -----------------------------------


          This letter confirms that the Credit Agreement dated as of September 27, 1996, as amended and restated as of October 21, 1996 and as amended as of December 23, 1996 entered into and among the Banks and Signature Financial/Marketing, Inc. as now in effect or hereafter extended, renewed, modified, supplemented, amended or restated is corrected so that the definition of "Change in Control" shall read in its entirety as follows:

          "Change of Control" shall be deemed to have occurred at such time as:
(i) General Electric Capital Corporation ceases to own on a fully-diluted basis the percentage of each class of the capital stock of Montgomery Ward Holding Corp., a Delaware corporation, which is owned by it on the Original Closing Date on a fully-diluted basis, or (ii) Montgomery Ward Holding Corp. ceases to own 100% of the capital stock of MW on a fully-diluted basis, or (iii) MW ceases to own 100% of the capital stock of the Borrower on a fully-diluted basis, or (iv) the Borrower ceases to own, directly or indirectly, 100% of the capital stock of any Subsidiary of the Borrower on a fully-diluted basis.


                              SIGNATURE FINANCIAL/MARKETING, INC.

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March 27, 1997
Page 2


                                          By:  /s/ Alan Portelli
                                               -------------------------
                                          Title:
                                                 -----------------------


                                          THE BANK OF NEW YORK, in its
                                          individual capacity and in its
                                          capacity as Documentation Agent


                                          By:  /s/ Michael Flannery
                                               -------------------------
                                          Title:   Vice President
                                                 -----------------------


                                          THE BANK OF NOVA SCOTIA, in its
                                          individual capacity and in its
                                          capacity as Administrative Agent


                                          By:  /s/ A.S. Norsworthy
                                               -------------------------
                                          Title: Sr. Team Leader-Loan Operations
                                                 -------------------------------